                                                                  EXHIBIT 10.R


                                      FIRST AMENDMENT and WAIVER
                                      dated as of October 11, 1994 to the LOAN
                                      AGREEMENT dated as of July 27, 1994 (as
                                      the same may be further amended,
                                      supplemented or modified from time to time in accordance with its terms, the "Loan Agreement), among NAPCO SECURITY
                                      SYSTEMS, INC., a Delaware corporation
                                      (the "Borrower"), NAPCO SECURITY
                                      SYSTEMS INTERNATIONAL, INC., UMI
                                      MANUFACTURING CORP., RALTECH
                                      LOGIC, INC., E.E. ELECTRONIC
                                      COMPONENTS, INC., ALARM LOCK
                                      SYSTEMS, INC., and DERRINGER
                                      SECURITY SYSTEMS, INC. (individually,
                                      each a "Guarantor" and collectively, the "Guarantors"), CHEMICAL BANK, a New
                                      York banking corporation ("Chemical"),
                                      THE BANK OF NEW YORK ("BONY"
                                      and collectively with Chemical, the
                                      "Banks") and CHEMICAL BANK, as Agent
                                      (the "Agent").

WHEREAS, the Borrower and the Guarantors wish to amend and waive certain provisions of the Loan Agreement;

WHEREAS, the Banks and the Agent have consented to amend and waive the Loan Agreement to reflect the requests herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1   Amendment to ARTICLE V. COVENANTS OF THE BORROWER, SECTION
    ----------------------------------------------------------
    5.01 Affirmative Covenants.
    --------------------------

    ARTICLE V. SECTION 5.01. of the Loan Agreement is hereby amended by the addition of subsection "(n) Projections" as follows:

             "(n) PROJECTIONS. The Borrower shall provide to the Agent and the Banks no later than December 1, 1994 five (5) year balance sheet, income statement and cash flow projections prepared under the supervision of and certified by the chief financial officer of the Borrower, in form and detail satisfactory to the Agent and the Banks."
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                                      -2-


2.  Waiver of ARTICLE V. COVENANTS OF THE BORROWER. SECTION 5.03.
    -------------------------------------------------------------
    Financial Requirements. (a) Minimum Consolidated Tangible Net Worth.
    --------------------------------------------------------------------

    Compliance with ARTICLE V. SECTION 5.03. (a) of the Loan Agreement is hereby waived for the fiscal year ended June 30, 1994 to permit the Consolidated Tangible Net Worth plus Consolidated Subordinated Debt of the Borrower to be less than $26,000,000 as of the fiscal year ended June 30, 1994 provided, however, the Consolidated Tangible Net Worth plus Consolidated Subordinated Debt of the Borrower was not less than $24,821,000 as of such fiscal year end.

3.  Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03. Financial Requirements. (a) Minimum Consolidated Tangible Net Worth.
    --------------------------------------------------------------------------

    ARTICLE V. SECTION 5.03. (a) of the Loan Agreement is hereby amended by deleting the number "$26,000,000" from sub-section (ii) thereof and substituting therefor the number "$24,821,000".

4.  Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03 Financial Requirements (c) Current Ratio.
    ----------------------------------------------

    Section 5.03 (c) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

           "(c) The Borrower will maintain a ratio of Consolidated Current Assets CURRENT RATIO to Consolidated Current Liabilities of (i) not less than 1.99 to 1.00 at all times from July 1, 1994 until June 29, 1995;(ii) not less than 2.00 to 1.00 at all times from June 30, 1995 until June 29, 1996 and (iii) not less than 2.25 to 1.00 at all times from June 30, 1996 and thereafter."

5.  Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03. Financial Requirements. (e) Debt Service Ratio.
    -----------------------------------------------------

    Section 5.03 (e) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting the following therefor:

           "(e) DEBT SERVICE COVERAGE RATIO. The Borrower will maintain a Debt Service Coverage Ratio of not less than:

              (i) 1.02 to 1.00 at all times from July 1,1994 until June 29,1995;

             (ii) 1.15 to 1.00 at all times from June 30, 1995 until June 29,
                  1997; and

            (iii) 1.10 to 1.00 at all times from June 30, 1997 and thereafter."
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                                      -3-


6.  Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03. Financial Requirements. (g) Inventory Reliance.
    -----------------------------------------------------

    Section 5.03 (g) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting the following therefor:

          "(g) INVENTORY RELIANCE. The Borrower will maintain an Inventory Reliance of not more than:

                    (i) 18% at all times from July 1, 1994 until June 29, 1995;

                   (ii) 15% at all times from June 30, 1995 until June 29,
                        1996: and

                  (iii) 10% at all times from June 30, 1996 and thereafter."

This FIRST AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended or consented to hereby, the Loan Agreement shall remain in full force and effect in accordance with the original terms thereof.

The FIRST AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Loan Agreement or any default which may occur or may have occurred under the Loan Agreement.

The Borrower and the Guarantors hereby represent and warrant that, after giving effect to this FIRST AMENDMENT and WAIVER, no Event of Default or Default exists under the Loan Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.

This FIRST AMENDMENT and WAIVER may be executed in one or more counterparts, each of which shall constitute an original, but all of which when, taken together shall constitute but one FIRST AMENDMENT and WAIVER. The FIRST AMENDMENT and WAIVER shall become effective when (i) duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent, (ii) the Agent shall have received copies of (a) the executed Eighth Amendment and Waiver to the Letter of Credit and Bond Purchase Agreement dated as of April 1, 1985 between the Borrower and Chemical Bank
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                                      -4-

in the form attached hereto as Exhibit A and (b) the executed Fifth Amendment and Waiver to the Credit Agreement dated as of November 21, 1991 among the Borrower, the Guarantors named therein and Chemical Bank, in the form attached hereto as Exhibit B, and (iii) the Banks shall have received, in each case for their satisfactory review, a "draft" of the Borrower's audited financial statements for the fiscal year ended June 30, 1994.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Loan Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have caused this FIRST AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                      NAPCO SECURITY SYSTEMS, INC.


                                      By: /s/ K. S. Buchel, V.P.
                                         ----------------------------
                                      Name:
                                      Title:

                                      NAPCO SECURITY SYSTEMS
                                      INTERNATIONAL INC.


                                      By: /s/ K. S. Buchel, V.P.
                                         ----------------------------
                                      Name:
                                      Title:

                                      UMI MANUFACTURING CORP.


                                      By: /s/ K. S. Buchel, V.P.
                                         ----------------------------
                                      Name:
                                      Title:

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                                    - 5 -

                                      RALTECH LOGIC, INC.


                                      By: /s/ K. S. Buchel, V.P.
                                         ------------------------------
                                      Name:
                                      Title;

                                      E.E. ELECTRONIC COMPONENTS,
                                      INC.


                                      By: /s/ K. S. Buchel, V.P.
                                         ------------------------------
                                      Name:
                                      Title:

                                      ALARM LOCK SYSTEMS, INC.


                                      By: /s/ K. S. Buchel, V.P.
                                         ------------------------------
                                      Name:
                                      Title:

                                      DERRINGER SECURITY SYSTEMS,
                                      INC.


                                      By: /s/ K. S. Buchel, V.P.
                                         ------------------------------
                                      Name:
                                      Title:


CHEMICAL BANK, as Agent and Bank



By: /s/ Frank L. Arceri
   -----------------------------
Name: Frank L. Arceri
Title: Vice President

THE BANK OF NEW YORK, as Bank


By: /s/ KR Braddish
   -----------------------------
Name: Kevin R. Braddish
Title: Vice President